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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2005

                       PowerHouse Technologies Group, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                     333-5278NY                 94-3334052
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    (State or other                 (Commission             (I.R.S. Employer
    jurisdiction of                 File Number)           Identification No.)
     incorporation)

    555 Twin Dolphin Drive, Suite 650
    Redwood City, California                                     94065
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    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (650) 232-2600
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         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 Matters Related to Accountants and Financial Statements.

Item 4.01 Changes in Registrant's Certifying Accountant.

     Effective as of October 20, 2005, Powerhouse Technologies Group Inc. (the "Company") engaged Hein & Associates, LLP to serve as the Company's independent auditor. The Company's board of directors approved the engagement of Hein & Associates, LLP. Hein & Associates, LLP served as the Company's independent public accountants for the year ended March 31, 2004 and until the engagement of BDO Seidman, LLP ("BDO") as discussed below. During the period of BDO's engagement and through the date of this Form 8-K, the Company did not consult Hein & Associates, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of the Commission's Regulation S-B.

     On August 29, 2005, BDO notified the Vice President, Finance and Chairman of Board of the Company that BDO intended to resign as the Company's independent registered public accounting firm pending the filing of an amended Form 10-KSB for the year ended March 31, 2005 and filing of the Form 10-QSB for the quarter ended June 30, 2005. To date, the Company has not filed an amended 10-KSB.

     Except for a going concern modification stated in BDO's report dated June 13, 2005 which is included in the Company's annual report on Form 10-KSB for the fiscal year ended March 31, 2005, BDO's report on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. BDO served as the Company's independent registered public accounting firm only for the year ended March 31, 2005 and the first quarter of the current fiscal year. During the period of its engagement and through the date of this Form 8-K, there were (1) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements; and (2) no other reportable events, as described in Item 304(a)(1)(iv) of the Commission's Regulation S-B, except that, as previously disclosed by the Company in its Annual Report on Form 10-KSB for the year ended March 31, 2005, BDO advised the Company that the Company did not maintain effective internal control over its financial reporting as of March 31, 2005 because of the following material weaknesses identified in management's assessment:

     1. insufficient numbers of internal personnel possessing the appropriate knowledge, experience and training in applying US GAAP and in reporting financial information in accordance with the requirements of the SEC;

     2. insufficient numbers of internal personnel having sufficient technical accounting expertise for certain complex transactions, resulting in the Company's reporting incorrect amounts in its financial statements: and

     3. lack of audit committee to oversee the Company's accounting and financial reporting processes, as well as oversight of the Company's independent auditors.

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     The Company has requested BDO to furnish it a letter addressed to the
Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated October 26, 2005, is filed as Exhibit
16.1 to this Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On August 2, 2005 BDO Seidman, LLP informed the Company that the previously issued financial statements for the year ended March 31, 2005 included in the Company's Form 10-KSB for the year ended March 31, 2005, should not be relied upon because of identified errors in the quarterly financial data reported in note 13 to such financial statements. The correct quarterly information was included in note 7 to the Company's quarterly report on Form 10-QSB for the quarter ended June 30, 2005, but the quarterly report did not reconcile the incorrect figures reported in the Form 10-KSB. Since the Form 10-KSB for the year ended March 31, 2005, has yet to be amended to correct the numbers disclosed in note 13 to the financial statements, BDO Seidman, LLP also informed management that its report dated June 13, 2005, contained in the Form 10-KSB for the year ended March 31, 2005, should no longer be relied upon. The Company's Vice President, Finance discussed this matter with BDO Seidman, LLP.

     As indicated in Item 4.01 of this Form 8-K, Hein & Associates, LLP has now been engaged to serve as the Company's independent auditor. Since Hein & Associates, LLP was the Company's independent auditor for years prior to the year ended March 31, 2005, and since Hein & Associates, LLP has been reengaged for future periods, the Company has directed Hein & Associates, LP to reaudit the financial statements for the year ended March 31, 2005, to assure consistency with prior and subsequent years.

     The Company expects the reaudited financial statements for the year ended March 31, 2005, to be included in an amended annual report on Form 10-KSB for such period to be filed by December 1, 2005. Other than the incorrect disclosures in note 13 to the financial statements, the Company is not aware of any changes that will be made to the financial statements for the year ended March 31, 2005, included in the Annual Report on Form 10-KSB for such period.

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.    Description of Exhibits
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16.1           Letter from BDO Seidman, LLP regarding change in certifying accountant and non-reliance on previously issued financial statements or a related audit report or completed interim review.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, PowerHouse Technologies Group, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 2005                        POWERHOUSE TECHNOLOGIES
                                              GROUP, INC.

                                              By:  /s/ Jay Elliott
                                              Name:  Jay Elliott
                                              Title: Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibits
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16.1           Letter from BDO Seidman, LLP regarding change in certifying accountant and non-reliance on previously issued financial statements or a related audit report or completed interim review.


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